[GRAPHIC OF FLAGS OMITTED]




GABELLI GOLD FUND, INC.
ANNUAL REPORT - DECEMBER 31, 2000                [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      Despite the substantial decline suffered by many technology and telecommunication stocks during the fourth quarter, the gold price hardly moved. Some money began to flow into gold equities, which consequently rose modestly during the quarter.

INVESTMENT PERFORMANCE

      For the year ended December 31, 2000, The Gabelli Gold Fund's (the "Fund") net asset value declined 15.57%. The Lipper Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies declined 17.29% and 22.70%, respectively, over the same twelve-month period. The XAU index is an unmanaged indicator of stock market and investment performance of precious metal companies, while the Lipper average reflects the average performance of mutual funds classified in this particular category. For the fourth quarter, the Fund rose 4.37%. The Lipper Gold Fund Average and XAU Index rose 3.75% and 3.47%, respectively, over the same period.

      For the two-year period ended December 31, 2000, the Fund's cumulative return declined 7.61%, versus cumulative declines of 17.48% and 12.23% for the XAU Index and Lipper Gold Fund Average, respectively. For the five-year period ended December 31, 2000, the Fund's return declined 14.18% annually, versus average annual declines of 14.49% and 13.88% for the XAU Index and Lipper Gold Fund Average, respectively. Since inception on July 11, 1994 through December 31, 2000, the Fund had a cumulative decline of 46.88%, which equates to an average annual decline of 9.30%.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                            Quarter
                                  -----------------------------------------------------------
                                     1ST         2ND          3RD          4TH         YEAR
                                     ---         ---          ---          ---         ----
  2000:   Net Asset Value ......    $5.19       $5.27        $5.04        $5.26        $5.26
          Total Return .........   (16.7)%        1.5%       (4.4)%         4.4%      (15.6)%
-------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ......    $5.45       $5.39        $6.74        $6.23        $6.23
          Total Return .........    (3.7)%      (1.1)%        25.1%       (7.6)%        10.1%
-------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ......    $6.63       $5.68        $6.17        $5.66        $5.66
          Total Return .........     12.9%     (14.3)%         8.6%       (8.3)%       (3.6)%
-------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ......   $11.83       $9.79        $9.17        $5.87        $5.87
          Total Return .........    (4.0)%     (17.2)%       (6.3)%      (35.4)%      (51.9)%
-------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ......   $14.00      $13.40       $13.46       $12.32       $12.32
          Total Return .........     22.7%      (4.3)%         0.4%       (8.5)%         8.0%
-------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ......   $11.00      $11.96       $12.27       $11.41       $11.41
          Total Return .........    (0.6)%        8.7%         2.6%       (7.0)%         3.1%
-------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ......       --          --       $12.37       $11.07       $11.07
          Total Return .........       --          --         23.7%(b)   (10.5)%        10.7%(b)
-------------------------------------------------------------------------------------------------



--------------------------------------------------
   AVERAGE ANNUAL RETURNS - DECEMBER 31, 2000 (A)
--------------------------------------------------
  1 Year .............................   (15.57)%
  5 Year .............................   (14.18)%
  Life of Fund (b) ...................    (9.30)%
--------------------------------------------------

                 DIVIDEND HISTORY
-----------------------------------------------------
PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
-----------------  --------------  ------------------
December 29, 1997      $0.058           $5.86
-----------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI GOLD FUND, THE LIPPER GOLD FUND AVERAGE AND
                      THE PHILADELPHIA GOLD & SILVER INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Gabelli              Lipper Gold      Philadelphia Gold
                        Gold Fund            Fund Average         & Silver Index
7/11/94                  $10,000                $10,000               $10,000
Dec-94                    11,070                 10,040                 9,940
Dec-95                    11,413                  9,476                10,948
Dec-96                    12,326                 10,189                10,614
Dec-97                     5,926                  5,879                 6,745
Dec-98                     5,714                  5,237                 5,909
Dec-99                     6,289                  5,427                 6,291
Dec-00                     5,310                  4,489                 4,863


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

HOLDINGS BY GEOGRAPHIC REGION - 12/31/2000
NORTH AMERICA                    57.1%
SOUTH AFRICA                     34.5%
ASIA/PACIFIC RIM                  4.3%
LATIN AMERICA                     2.8%
EUROPE                            1.3%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      We believe that there are a number of reasons to be cautiously optimistic towards the gold price. First, and of most importance, it is very likely that the U.S. dollar peaked during the fourth quarter, and will now head lower. After an extended period, the bull market for the dollar may be over. And a lower dollar is usually supportive to a higher gold price. The staggering performance of the U.S. economy has attracted huge amounts of overseas capital. One consequence of this performance has been the rapid growth in the current account deficit. To finance U.S. consumption, foreigners purchase about one billion dollars of U.S. assets every day. This rate is unsustainable in the long term. Currently, the U.S. economy is experiencing a slowdown which may make foreigners less enthusiastic about financing our large current account deficit. In order to ease financial market strains and encourage growth, the Federal Reserve Bank has lowered interest rates. Further rate cuts can be expected, which may eventually lessen the attractiveness of dollar assets.

      Although the value of the dollar has fallen from its highs recorded during the fourth quarter, the price of gold has hardly moved over the same period. Why? This is probably due to high levels of shorting. Indeed, according to the Commitment of Trader Report, large net speculator shorts on Comex have grown steadily and are now at a near record level of 5.8 million ounces. Central Banks continue to lend gold, which could create difficulties should they ever want full repayment.

      We continue to concentrate the portfolio in established gold companies that either do not hedge their future production, or do so less than the average. In a higher gold price environment, these companies will tend to perform best. The merits of having a diversified portfolio of gold equities was clearly demonstrated in the last quarter. Two of the largest producers in the world, Anglogold and Homestake, both declined by almost 20%. However, Franco-Nevada +15%, Goldfields +14% and Barrick Gold +7% made up for the losses.

      For the second consecutive quarter, the Fund's best performers were our four platinum holdings, namely Anglo American Platinum, Impala, Northam and Stillwater. They appreciated by between 20% and 45% on the back of higher platinum and palladium prices. During the quarter we made an investment in North American Palladium, a growing Canadian based PGM producer.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2000.

ANGLO AMERICAN PLATINUM CORP. LTD. (RPHA - $46.50 - JOHANNESBURG STOCK EXCHANGE) is the largest producer of platinum group metals in the world. All its mines are located in South Africa, where the country controls vast platinum reserves. The company is currently benefiting from the high platinum price and is using its cash flow to expand production. Anglo American is majority owned by the Anglo American Group. In August, Anglo sold a 17.5% stake in Northam Platinum to Mvelaphanda Holdings Ltd. for an undisclosed price.

BARRICK GOLD CORP. (ABX - $16.38 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

GOLDCORP INC. (GA.TO - $6.19 - TORONTO STOCK EXCHANGE; GG - $6.0625 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $3.3950 - JOHANNESBURG STOCK EXCHANGE; GOLD - $3.50 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $4.657 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $4.6875 - NASDAQ) is a medium sized gold company producing over two million ounces of gold annually. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $50.96 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $17.0625 - NYSE) is North America's largest gold producer at upwards of four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

PLACER DOME INC. (PDG - $9.625 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa and has merged with Getchell Gold to develop and operate two mines in Nevada.

STILLWATER MINING CO. (SWC - $39.35 - AMEX) is the only significant producer of platinum and palladium in North America. The company controls a significant ore body in Montana which will sustain mining operations for many years. We believe that the company is undervalued, largely due to recent operational difficulties. We expect management to address these problems and improve the mine's financial returns.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO                       WHAT                          WHEN
---                       ----                          ----
Mario Gabelli             Chief Investment Officer      First Monday of each month
Howard Ward               Large Cap Growth              First Tuesday of each month
Barbara Marcin            Large Cap Value               Last Wednesday of each month

                          SECTOR/SPECIALTY              2nd and 3rd Wednesday of each month
                          ----------------
Tim O'Brien               Utilities Industry
Caesar Bryan              International Investing
Ivan Arteaga              Telecom and Media
Hart Woodson              Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that the portfolio is well positioned to benefit from a higher gold price, which we expect during 2001.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                   Sincerely,

                                   /S/SIGNATURE

                                   CAESAR BRYAN
                                   President and Portfolio Manager

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------

 Anglo American Platinum Corp. Ltd.                         Goldcorp Inc.
 Impala Platinum Holdings Ltd.                              Newmont Mining Corp.
 Harmony Gold Mining Co. Ltd.                               Gold Fields Ltd.
 Stillwater Mining Co.                                      Placer Dome Inc.
 Northam Platinum Ltd.                                      Barrick Gold Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                    MARKET
    SHARES                                COST       VALUE
    ------                                ----     -------
              COMMON STOCKS -- 97.0%
              METALS AND MINING -- 97.0%
              AUSTRALIA -- 4.3%
    570,000   Lihir Gold Ltd.+ ...    $  705,407  $ 192,883
    570,000   Normandy Mining Ltd.       582,633    307,219
    103,000   Ranger Minerals NL .       268,784     68,106
                                     ----------- ----------
                                       1,556,824    568,208
                                     ----------- ----------
              IRELAND -- 0.2%
    214,771   Glencar Explorations plc+  140,524     29,676
                                     ----------- ----------
              LATIN AMERICA -- 2.7%
     25,000   Compania de Minas
               Buenaventura SA, ADR      346,562    362,500
                                     ----------- ----------
              NORTH AMERICA -- 54.8%
     10,000   Aber Diamond Corp.+         81,900     93,125
     18,000   Agnico-Eagle Mines Ltd.    109,956    107,855
     81,000   Agnico-Eagle Mines
               Ltd., ADR .........       607,639    486,000
     37,000   Barrick Gold Corp. .       746,672    606,060
     75,000   Battle Mountain Gold Co.+  175,687    126,562
     42,189   Franco-Nevada Mining Corp. 679,364    480,311
     10,000   Franco-Nevada
               Mining Corp., ADR .        86,000    114,070
     50,000   Freeport-McMoRan Copper
               & Gold Inc., Cl. B+       564,744    428,125
     10,000   GoldCorp Inc., ADR+         68,777     60,625
    112,900   GoldCorp Inc., Cl. A+      521,284    699,043
     94,200   Guyanor Resources
               SA, Cl. B+ ........       142,317     12,543
    120,000   Homestake Mining Co.       795,083    502,500
    254,700   IAM Gold+ ..........       809,268    423,932
     85,000   Meridian Gold Inc.+        328,609    584,375
    100,000   Moydow Mines
               International Inc.+        61,409     66,577
     41,700   Newmont Mining Corp.       902,704    711,506
     25,000   North American
               Palladium Ltd.+ ...       217,254    227,196
     65,000   Placer Dome Inc. ...       665,942    625,625
     20,025   Stillwater Mining Co.+     243,540    787,984
    100,000   TVX Gold Inc.+ .....       179,696    164,000
                                     ----------- ----------
                                       7,987,845  7,308,014
                                     ----------- ----------
              SOUTH AFRICA -- 33.9%
     20,000   Anglo American
               Platinum Corp. Ltd.       546,692    929,984
      8,529   Anglogold Ltd. .....       575,717    248,997
     13,400   Anglogold Ltd., ADR        264,089    200,162
     21,658   Ashanti Goldfields Ltd.+     1,897      2,166
     46,000   Gold Fields Ltd. ...       283,276    161,000
    147,249   Gold Fields Ltd., ADR      657,486    499,906
    116,326   Harmony Gold
               Mining Co. Ltd. ...       586,014    541,675

                                                    MARKET
      SHARES                              COST       VALUE
      ------                              ----      ------

     55,000   Harmony Gold
               Mining Co. Ltd., ADR   $  292,814  $ 257,813
     18,000   Impala Platinum Holdings
               Ltd., ADR .........       217,625    917,356
    367,750   Northam Platinum Ltd.+     452,320    762,703
                                     ----------- ----------
                                       3,877,930  4,521,762
                                     ----------- ----------
              UNITED KINGDOM -- 1.1%
     50,000   Brancote Holdings plc+      95,382    141,538
                                     ----------- ----------
              TOTAL COMMON STOCKS     14,005,067  12,931,698
                                     ----------- ----------
              WARRANTS -- 0.0%
              NORTH AMERICA -- 0.0%
     50,000   Golden Star Resources Ltd.+      0        333
                                     ----------- ----------
              SOUTH AFRICA -- 0.0%
     23,630   Durban Roodepoort
               Deep Ltd., Ser. B+         54,682      1,560
                                     ----------- ----------
              TOTAL WARRANTS .....        54,682      1,893
                                     ----------- ----------
   PRINCIPAL
    AMOUNT
   ---------
              U.S. GOVERNMENT OBLIGATIONS -- 1.4%
   $183,000   U.S Treasury Bills,
               5.18% to 5.63%++,
               due 03/08/01 to 03/22/01  181,139    180,972
                                     ----------- ----------
              TOTAL
               INVESTMENTS -- 98.4%  $14,240,888 13,114,563
                                     =========== ==========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.6% ....       214,452
                                                -----------
              NET ASSETS -- 100.0% ..........   $13,329,015
                                                ===========
     ------------------------
              For Federal tax purposes:
              Aggregate cost ................   $14,450,566
                                                ===========
              Gross unrealized appreciation .   $ 2,488,475
              Gross unrealized depreciation .    (3,824,478)
                                                -----------
              Net unrealized depreciation ...   $(1,336,003)
                                                ===========
     ------------------------
     +     Non-income producing security.
     ++    Represents annualized yield at the date of purchase.
     ADR - American Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------    -----------  -------------
    North America ...............    57.1%      $ 7,489,319
    South Africa ................    34.5%        4,523,322
    Asia/Pacific Rim ............     4.3%          568,208
    Latin America ...............     2.8%          362,500
    Europe ......................     1.3%          171,214
                                    -----       -----------
                                    100.0%      $13,114,563
                                    =====       ===========

                 See accompanying notes to financial statements.

                             GABELLI GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $14,240,888) ..     $13,114,563
   Cash and foreign currency, at value
     (Cost $4,034)                                       3,867
   Receivable for investments sold ...........          48,605
   Receivable for Fund shares sold ...........       1,554,818
   Other assets ..............................           1,593
                                                   -----------
   TOTAL ASSETS ..............................      14,723,446
                                                   -----------
LIABILITIES:
   Payable for investments purchased .........       1,214,708
   Payable for Fund shares redeemed ..........          75,724
   Payable for investment advisory fees ......          10,030
   Payable for distribution fees .............           2,507
   Payable to custodian ......................          48,400
   Other accrued expenses ....................          43,062
                                                   -----------
   TOTAL LIABILITIES .........................       1,394,431
                                                   -----------
   NET ASSETS applicable to 2,535,765
     shares outstanding ......................     $13,329,015
                                                   ===========
NET ASSETS CONSIST OF:
   Shares of capital stock, at par value .....      $    2,536
   Additional paid-in capital ................      22,199,677
   Accumulated net investment loss ...........         (23,530)
   Accumulated net realized loss on investments
     and foreign currency transactions .......      (7,724,865)
   Net unrealized depreciation on investments
     and foreign currency transactions .......      (1,124,803)
                                                   -----------
   TOTAL NET ASSETS ..........................     $13,329,015
                                                   ===========
   NET ASSET VALUE, offering and redemption
     price per share ($13,329,015 (DIVIDE) 2,535,765
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value) ..           $5.26
                                                         =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends (net of foreign taxes of $2,003)     $  264,682
   Interest ..................................        14,600
                                                  ----------
   TOTAL INVESTMENT INCOME ...................       279,282
                                                  ----------
EXPENSES:
   Investment advisory fees ..................       112,657
   Distribution fees .........................        28,164
   Legal and audit fees ......................        39,125
   Shareholder services fees .................        26,991
   Shareholder communications expenses .......        24,747
   Registration fees .........................        14,336
   Directors' fee ............................        12,641
   Interest expense ..........................        10,757
   Custodian fees ............................         6,414
   Miscellaneous expenses ....................         5,093
                                                  ----------
   TOTAL EXPENSES ............................       280,925
                                                  ----------
   NET INVESTMENT LOSS .......................        (1,643)
                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized loss on investments and
     foreign currency transactions ...........      (505,320)
   Net change in unrealized depreciation
     on investments and foreign currency
     transactions ............................    (1,740,424)
                                                  ----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ...................    (2,245,744)
                                                  ----------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................   $(2,247,387)
                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED           YEAR ENDED
                                                                        DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                        -----------------    -----------------
OPERATIONS:
   Net investment loss ................................................   $    (1,643)          $  (112,907)
   Net realized loss on investments ...................................      (505,320)           (1,935,270)
   Net change in unrealized appreciation (depreciation) on investments
     and foreign currency transactions ................................    (1,740,424)             2,863,796
                                                                          -----------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....    (2,247,387)               815,619
                                                                          -----------           ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions .........     1,399,531              2,085,442
                                                                          -----------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS ..............................      (847,856)             2,901,061
NET ASSETS:
   Beginning of period ................................................    14,176,871             11,275,810
                                                                          -----------           ------------
   End of period ......................................................   $13,329,015           $ 14,176,871
                                                                          ===========           ============


                 See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $200,764 and increase accumulated net realized loss on investments and foreign currency transactions for $33,984 with an offsetting adjustment to additional paid-in capital.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2000 of $7,538,717. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; $2,746,705 is available through 2006; $2,197,979 is available through 2007; and $544,166 is available through 2008.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $28,164, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $3,179,241 and $2,370,236, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2000.

The average daily amount of borrowings outstanding within the year ended December 31, 2000 was $18,907, with a related weighted average interest rate of 7.13%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $482,000.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                      YEAR ENDED                 YEAR ENDED
                                   DECEMBER 31, 2000          DECEMBER 31, 1999
                               ------------------------   ------------------------
                                 SHARES       AMOUNT        SHARES       AMOUNT
                               ----------   -----------   ----------   -----------
Shares sold .................   3,573,120   $18,874,060    4,955,177   $30,261,203
Shares redeemed .............  (3,311,140)  (17,474,529)  (4,672,009)  (28,175,761)
                               ----------   -----------   ----------   -----------
    Net increase (decrease) .     261,980   $ 1,399,531      283,168   $ 2,085,442
                               ==========   ===========   ==========   ===========

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                             YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                2000         1999         1998        1997         1996
                                                                ----         ----         ----        ----         ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..................   $   6.23     $   5.66     $   5.87    $  12.32     $  11.41
                                                             --------     --------     --------    --------     --------
   Net investment loss ...................................      (0.00)(a)(c) (0.03)       (0.03)      (0.26)       (0.19)(a)
   Net realized and unrealized gain (loss)
     on investments ......................................      (0.97)        0.60        (0.18)      (6.13)        1.10
                                                             --------     --------     --------    --------     --------
   Total from investment operations ......................      (0.97)        0.57        (0.21)      (6.39)        0.91
                                                             --------     --------     --------    --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   In excess of net investment income ....................         --           --           --       (0.06)          --
                                                             --------     --------     --------    --------     --------
   Total distributions ...................................         --           --           --       (0.06)          --
                                                             --------     --------     --------    --------     --------
   NET ASSET VALUE, END OF PERIOD ........................   $   5.26     $   6.23     $   5.66    $   5.87     $  12.32
                                                             ========     ========     ========    ========     ========
   Total return+ .........................................    (15.6)%        10.1%       (3.6)%     (51.9)%         8.0%
                                                             ========     ========     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..................   $ 13,329     $ 14,177     $ 11,276    $  8,097     $ 16,963
   Ratio of net investment loss
     to average net assets ...............................    (0.01)%      (0.85)%      (1.82)%     (2.60)%      (1.41)%
   Ratio of operating expenses
     to average net assets (b) ...........................      2.49%        2.38%        2.98%       3.24%        2.17%
   Portfolio turnover rate ...............................        21%          52%          63%         27%          54%

--------------------------------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Based on average month-end shares outstanding.
(b) The Fund incurred interest expense during the years ended December 31, 2000, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.40%, 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.
(c)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Gold Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                                     /S/SIGNATUR

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND .............................................................
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND ............................................................
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ...................................................
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND ...................................................
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND ..................................................
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ..........................................
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ........................................
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND .....................................................
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND .................................................
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ...................................................
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND ...............................
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND .............................................................
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND .........................................................
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND ...............................................................
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND ...........................................................
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ........................................
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF THE TREASURER'S FUND ..........................
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND .......................................
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND ...................................
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND ...................................................
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND ..............................................
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ..............................................................
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ..............................................
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND ....................................................
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND .........................................................
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
     1-800-422-3554 o 914-921-5100 o FAX: 914-921-5118 o INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             Werner J. Roeder, MD
CHAIRMAN AND CHIEF                                MEDICAL DIRECTOR
INVESTMENT OFFICER                                LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                           MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                         BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                               Daniel E. Zucchi
ATTORNEY-AT-LAW                                   PRESIDENT
ANTHONY J. COLAVITA, P.C.                         DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                                      Bruce N. Alpert
PRESIDENT AND                                     VICE PRESIDENT
PORTFOLIO MANAGER                                 AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

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This report is submitted  for the general  information  of the  shareholders  of
Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB008Q400SR
                                             [PHOTO OF MARIO J. GABELLI OMITTED]

GABELLI
GOLD
FUND,
INC.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000